Financial instruments and risk management	12 Months Ended
Dec. 31, 2022
Financial instruments and risk management
Financial instruments and risk management

3.  Financial instruments and risk management

Financial risk management

The Company’s activities are exposed to different financial risks stemmed from exogenous variables which are not under their control but whose effects might be potentially adverse such as: (i) market risk, (ii) credit risk, and (iii) liquidity risk.

The Company’s global risk management program is focused on uncertainty in the financial markets and tries to minimize the potential adverse effects on net earnings and working capital requirements. The Company uses derivative financial instruments to hedge part of such risks. The Company does not enter into derivatives for trading or speculative purposes. The sources of these financial risk exposures are included in both “on balance sheet” exposures, such as recognized financial assets and liabilities, as well as in “off-balance sheet” contractual agreements and on highly expected forecasted transactions.

These on and off-balance sheet exposures, depending on their profiles, do represent potential cash flow variability exposure, in terms of receiving less inflows or facing the need to meet outflows which are higher than expected, therefore increase the working capital requirements.

Since adverse movements erode the value of recognized financial assets and liabilities, as well some other off-balance sheet financial exposures, there is a need for value preservation, by transforming the profiles of these fair value exposures. The Company has a Finance and Risk Management department, which identifies and measures financial risk exposures, in order to design strategies to mitigate or transform the profile of certain risk exposures, which are taken up to the corporate governance level for approval.

Market risk

a)  Jet fuel price risk

Since the contractual agreements with jet fuel suppliers include reference to jet fuel index, the Company is exposed to fuel price risk which might have an impact on the forecasted consumption volumes. The Company’s jet fuel risk management policy aims to provide the Company with protection against increases in jet fuel prices. In an effort to achieve the aforesaid, the risk management policy allows the use of derivative financial instruments available on over the counter (“OTC”) markets with approved counterparties and within approved limits. Aircraft jet fuel consumed in the years ended December 31, 2022, 2021 and 2020 represented 46%, 34% and 27% (includes derivative and non-derivative financial instruments for 2021 and 2020) of the Company’s operating expenses, respectively. The foreign currency risk is disclosed within subsection b) in this note.

During the years ended December 31, 2022 and 2021, the Company did not enter into derivative financial instruments to hedge US Gulf Coast Jet Fuel 54 Asian call options and US Gulf Coast Jet Fuel 54 Asian Zero-Cost collar options. As of the year ended December 31, 2020, the Company entered into US Gulf Coast Jet fuel 54 Asian call options designated to hedge 23,967 thousand gallons. Such hedges represented a portion of the projected consumption for the 2Q20, 3Q20 and 1Q21. Additionally, during the year ended December 31, 2020, the Company entered into US Gulf Coast Jet Fuel 54 Asian Zero-Cost collar options designated to hedge 81,646 thousand gallons. Such hedges represented a portion of the projected consumption for the 2Q20, 2H20 and 2Q21.

During the year ended December 31, 2020 the Company recognized an unwind of the Zero cost collar of US$1,984 which was recognized as part of finance cost.

In accordance with IFRS 9 the Company separates the intrinsic value from the extrinsic value of an option contract; as such, the change in the intrinsic value can be designated as hedge accounting. Because extrinsic value (time and volatility values) of the Asian call options is related to a “transaction related hedged item”, it is required to be segregated and accounted for as a cost of hedging in OCI and accrued as a separate component of stockholders’ equity until the related hedged item matures and therefore impacts profit and loss.

The underlying (US Gulf Coast Jet Fuel 54) of the options held by the Company is a consumption asset (energy commodity), which is not in the Company’s inventory. Instead, it is directly consumed by the Company’s fleet at different airport terminals. Therefore, although a non-financial asset is involved, its initial recognition does not generate an adjustment in the Company’s inventories.

Rather, it is initially accounted for in the Company’s OCI and a reclassification adjustment is made from OCI to profit and loss and recognized in the same period or periods in which the hedged item is expected to be allocated to profit and loss. Furthermore, the Company hedges its forecasted jet fuel consumption month after month, which is congruent with the maturity date of the monthly serial “Asian call options and Zero-Cost Collars”.

All the Company’s Asian calls matured throughout the first quarter of 2021. The Zero-Cost Collars matured throughout the second quarter of 2021, leaving no outstanding fuel position going forward as of December 31, 2022, and 2021.

During the year ended December 31, 2021, the intrinsic value of the Asian call options recycled to the fuel cost was an expense of US$619. During the year ended December 31, 2020, the intrinsic value of the Asian call options recycled to the fuel cost was an expense of US$1,488 (US$931 which was recognized in the fuel cost and an expense of US$557 in finance cost).

During the years ended December 31, 2022 and 2021 there was no cash flow to recycle for the Zero-Cost collar position.

During the year ended December 31, 2020, the intrinsic value of the Zero-Cost Collars recycled to the fuel cost was an expense of US$56,695 (US$38,122 which was recognized in the fuel cost and an expense of US$18,573 in finance cost).

During the year ended December 31, 2021, all the derivative financial instruments were effective.

For the period ended December 31, 2021, there was no cost of hedging as all the derivatives position matured through 2Q21.

As of December 31, 2022, and 2021, the Company didn´t hold any outstanding fuel position.

Fuel Sensitivity

The sensitivity analysis provided below presents the impact of a change of US$0.01 per gallon in fuel market spot price in the Company´s financial performance. Considering these figures, an increase of US$0.01 per gallon in the fuel prices during 2022, 2021 and 2020 would have impacted the Company’s operating costs in US$3,399, US$2,731 and US$1,762, respectively.

	As of December 31,
	2022	2021	2020
	Operating costs	Operating costs	Operating costs
	(In thousands of U.S. dollars)
+ US$0.01 per gallon	3,399	2,731	1,762
- US$0.01 per gallon	(3,399)	(2,731)	(1,762)

The Company has been proactively trying to mitigate this impact over our business through revenue yielding and a continued effort towards a reduced fuel consumption. Nonetheless, our ability to pass on any significant increases in fuel costs through fare increases is also limited by our ultra-low-cost business model and market high elasticity to price.

b)  Foreign currency risk

On December 31, 2021 the Company and its main subsidiary Concesionaria changed their functional currency from the Mexican pesos to the US Dollar. The change of functional currency was accounted for prospectively with no impact on prior periods information (Note 1n).

Through the year ending December 31, 2021, and before the change, the Mexican peso was the functional currency of Controladora and its main subsidiary Concesionaria. Most of the operating Company’s expenses are denominated in U.S. dollar; thus, the Company relies on sustained U.S. dollar cash flows coming from operations in the United States of America, Central America and South America to support part of its commitments in such currency.

Foreign currency risk arises from possible unfavorable movements in the exchange rate which could have a negative impact in the Company’s cash flows. To mitigate this risk, the Company may use foreign exchange derivative financial instruments and non-derivative financial instruments.

Company’s expenditures, particularly those related to aircraft leasing and acquisition, are denominated in U.S. dollar. In addition, although jet fuel for those flights originated in Mexico are paid in Mexican pesos, the price formula is impacted by the Mexican peso /U.S. dollar exchange rate.

The summary of quantitative data about the Company’s exposure to currency risk as of December 31, 2022 is as set forth below:

	Mexican Pesos		Others*

	(In thousands of U.S. dollars)
Assets:
Cash, cash equivalents and restricted cash	US$	39,962	US$	6,129
Other accounts receivable, net		66,254		12,595
Guarantee deposits		23,981		252
Other assets		—		—
Derivative financial instruments		1,585		—
Total assets	US$	131,782	US$	18,976

Liabilities:
Financial debt	US$	133,837	US$	—
Lease liabilities		17,003		103
Suppliers		124,374		1,496
Other liabilities		81,378		1,277
Total liabilities	US$	356,592	US$	2,876
Net foreign currency position	US$	(224,810)	US$	16,100

* The foreign exchange exposure includes: Quetzales, Colombian pesos and Colones.

The summary of quantitative data about the Company’s exposure to currency risk as of December 31, 2021 is as set forth below:

	Mexican Pesos		Others*

	(In thousands of U.S. dollars)
Assets:
Cash, cash equivalents and restricted cash	US	39,728	US	6,102
Other accounts receivable, net		9,412		495
Guarantee deposits		—		329
Total assets	US	49,140	US	6,926

Liabilities:
Financial debt	US	132,367	US	—
Lease liabilities		—		77
Suppliers		159,842		6,202
Other taxes and fees payable		111,766		16,378
Total liabilities	US	403,975	US	22,657
Net foreign currency position	US	(354,835)	US	(15,731)

* The foreign exchange exposure includes: Quetzales, Colombian pesos and Colones.

At April 18, 2023, the exchange rate was 1 US$ per 18.0638 MXP.

In determining the spot exchange rate to use on initial recognition of the related asset, expense or income (or part of it) on the derecognition of a non-monetary asset or non-monetary liability relating to advance consideration, the date of the transaction is the date on which the Company initially recognizes the non-monetary asset or non-monetary liability arising from the advance consideration. If there are multiple payments or receipts in advance, the Company determines the transaction date for each payment or receipt of advance consideration.

As of December 31, 2022,2021 and January 1,2021, the Company did not enter into foreign exchange rate derivatives financial instruments.

Foreign currency sensitivity

The following table demonstrates the sensitivity of a reasonably possible change in Mexican peso exchange. The rate to U.S dollar that would have occurred as of December 31, 2022, with all other variables held constant. The movement in the pre-tax effect shown below represents the result of a change in the fair value of assets and liabilities denominated in Mexican peso. The Company’s exposure to foreign currency exchange rates for all other currencies is not material.

	Change in	Effect on profit
	MXN$ rate	before tax
		(In thousands of
		U.S. dollars)
2022	+5%	US$	(10,436)
	-5%		10,436

On December 31,2021, the Company and its main subsidiary Concesionaria changed its functional currency from the Mexican peso to the U.S dollar. The following table demonstrates the sensitivity of a possible change in Mexican peso exchange rate to U.S dollar that would affect the Company prospectively from December 31, 2021 considering the change in functional currency, with all other variables held constant. The movement in the pre-tax effect shown below represents the result of a change in fair value of assets and liabilities denominated in Mexican peso. The Company´s exposure to foreign currency exchange rates for all other currencies is not material.

	Change in	Effect on profit
	MXN$ rate	before tax
		(In thousands of U.S.
		dollars)
2021	+5%	US$	(18,528)
	-5%		18,528

The following tables demonstrate the sensitivity to a reasonably possible change in US$ exchange rates that would have occurred as of December 31, 2021 before consideration of the change in functional currency of Concesionaria and Controladora, with all other variables held constant. The movement in the pre-tax effect is a result of a change in the fair value of assets and liabilities denominated in US dollars before the change in functional currency. The Company’s exposure to foreign currency changes for all other currencies is not material.

	Change in	Effect on profit
	USD$ rate	before tax
		(In thousands of
		U.S. dollars)
2021	+5%	US$	(80,919)
	-5%		80,919

i)  Hedging relationships designating non-derivative financial instruments as hedging instruments for foreign exchange (FX) risk

Regarding the foreign currency risk effective since January 1st, 2019, the Company implemented two hedging strategies associated to forecasted FX exposures, by using non-derivatives financial assets and liabilities denominated in US$ as hedging instruments.

In the first FX hedging strategy, the Company designated a hedge to mitigate the variability in FX fluctuation denominated in US$ associated to forecasted revenues by using a portion of US$ denominated financial liabilities associated to a portfolio of leasing liabilities up until the terms of the remaining leasing arrangements.

As of December 31, 2022 and 2021, there was not outstanding US$ balance designated under this hedging strategy due to the discontinuation of the hedge relationships. The outstanding US$ balance designated under this hedging strategy as of December 31, 2020 amounted to US $1.5 billion, represented by recognized leasing liabilities, which have been designated as hedging instruments tagged to US$ denominated forecasted revenues over the remaining lease term.

Additionally, during the years ended December 31, 2021 and 2020, the impact of these hedges was US$21,378 and US$19,408, respectively, which has been presented as part of the total operating revenue.

The second FX strategy consisted on designating a hedging relationship by using a portion of US$ denominated non-derivative financial assets as hedging instruments, to mitigate the FX variability (MXN/US$) contractually included as a component in the purchase of a portion of future Jet Fuel consumption. For this strategy designated in 2019, a portion of the Jet Fuel consumption over the two following years was designated as hedged item; while the hedging instrument was represented by US$ denominated recognized assets, including guaranteed deposits and cash and cash equivalents equivalent to US$410 million, which represent a portion of the financial assets denominated in US$.

During the first quarter of 2021, the designated hedging instrument back in 2019 for US$410 million expired consistent with the same foreign exchange strategy, the Company decided to designate a new hedging relationship, like the one concluded. For this new strategy a portion of the Jet Fuel consumption over the two following years was designated as hedged item; while the hedging instrument was represented by US$ denominated recognized assets, including guaranteed deposits and cash and cash equivalents equivalent to US$350 million, which represent a portion of the financial assets denominated in US$.

As of December 31, 2021 , as a result of the change in functional currency from the Mexican peso to the US dollar, the Company concluded that these hedging strategies will no longer be effective, for which reason it accounted for the discontinuation of the hedge relationships. Accordingly, the cash flow hedge reserve in other comprehensive income at the date of the change of US$109 million was reclassified to the income statement, which represented a loss within the foreign exchange (loss) gain, net caption.

As of December 31, 2022 and 2021, there was not outstanding US$ balance designated under this hedging strategy due to the discontinuation of the hedge relationships. The outstanding US$ balance designated under this hedging strategy as of December 31, 2020 amount to US$60.5 million, which does represent a portion of the recognized financial assets.

During the years ended December 31, 2021 and 2020, the impact of these hedges was US$8,945 and US$18,590, respectively, presented as part of the total fuel expense.

Since the hedged items for both hedging strategies were targeted at mitigating the cash flow variability of highly expected forecasted transactions, these were represented by multiple hedging relationships which followed the Cash Flow Hedge Accounting Model.

In accordance with IFRS 9, the effective portion related to changes in the fair value of the hedging instruments, was taken to the hedge reserve within the OCI, and was presented under a separate caption within the Company’s Stakeholders Equity. The amounts recorded in OCI were recycled to the consolidated statement of operations on a timely basis as the corresponding US$ denominated income and/or Jet Fuel consumption, affecting the Company’s operating margins, the recycled amounts are presented as adjustments to operating income and expenses related to each FX hedging strategy.

c)  Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows will fluctuate because of changes in market interest rates. The Company’s exposure to the risk of changes in market interest rates relates primarily to the Company’s long-term debt obligations and flight equipment lease agreements with floating interest rates.

The Company’s results are affected by fluctuations in certain benchmark market interest rates due to the impact that such changes may have on operational lease payments indexed to the London Inter Bank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”).

For the replacement of the rate US$ LIBOR by the Secured Overnight Financing Rate (“SOFR”) the company is taking the necessary measures to adopt the new benchmark rates. Although rate US$ LIBOR was planned to be discontinued by the end of 2021, in November 2020 the ICE Benchmark Administration (“IBA”), the FCA-regulated and authorized administrator of LIBOR, announced that it had started to consult on its intention to cease the publication of certain rate US$ LIBORs after June 2023. In early 2022 as announced by the FCA, the panel bank submissions for rate US$ LIBOR will cease in mid-2023. As of December 31, 2022, all financial facilities in US$ are referenced to SOFR. The financial facilities contracted during 2022 were referenced to SOFR. (Note 5 b)).

The Company uses derivative financial instruments to reduce its exposure to fluctuations in market interest rates and accounts for these instruments as an accounting hedge.

In most cases, when a derivative can be tailored within the terms and it perfectly matches cash flows of a leasing agreement, it may be designated as a CFH and the effective portion of fair value variations are recorded in equity until the date the cash flow of the hedged lease payment is recognized in the consolidated statements of operations.

During July 2019 the Irrevocable Trust number CIB/3249, whose trustor is the Company, entered a cap to mitigate the risk due to interest rate increases on the CEBUR (VOLARCB19) coupon payments. The floating rate coupons reference to TIIE 28 are limited under the cap to 10% on the reference rate for the life of the CEBUR (VOLARCB19) and have the same amortization schedule. Thus, the cash flows of the CEBUR (VOLARCB19) are perfectly matched by the hedging instrument.

The following table shows the sensitivity analysis of the change that would have occurred in the fair value of the interest hedging instrument on the CEBUR (VOLARCB19) in 2022 and 2021 as a result of a reasonably possible change in rates, keeping all other variables constant is as set forth below:

	Change in
	interest rate	Effect on cap*
		(In thousands of U.S.
		dollars)
2022	+0.50%	US$	(121)
	-0.50%		121

2021	+0.01%	US$	(2)
	-0.01%		2

* The effect would affect OCI in relation to the interest rate caps.

The cap start date was July 19, 2019, and the maturity date is June 20, 2024; consisting of 59 “caplets” with the same specifications as the CEBUR (VOLARCB19) coupons for reference rate determination, coupon term, and fair value.

In addition, during November 2021 the Trust entered into a cap to mitigate the risk due to interest rate increases on the CEBUR (VOLARCB21L) coupon payments. The floating rate coupons reference to TIIE 28 are limited under the cap to 10% on the reference rate for the life of the CEBUR (VOLARCB21L) and have the same amortization schedule. Thus, the cash flows of the CEBUR (VOLARCB21L) are perfectly matched by the hedging instrument.

The cap start date was November 3, 2021, and the maturity date is October 20, 2026; consisting of 59 “caplets” with the same specifications as the CEBUR (VOLARCB21L) coupons for reference rate determination, coupon term, and fair value.

The following table shows the sensitivity analysis of the change that would have occurred in the fair value of the interest hedging instrument on the CEBUR (VOLARCB21L) in 2022 and 2021 as a result of a reasonably possible change in rates, keeping all other variables constant is as set forth below:

	Change in
	interest rate	Effect on cap*
		(In thousands of
		U.S. dollars)
2022	+0.50%	US$	(590)
	-0.50%		590

2021	+0.01%	US$	(8)
	-0.01%		8

* The effect would affect OCI in relation to the interest rate caps.

As of December 31, 2022 and 2021, the Company’s outstanding hedging contracts in the form of interest rate caps with notional amount of Ps.2.25 billion (US$116.2 million based on an exchange rate of Ps.19.36 to US$1 on December 31, 2022) and Ps.2.75 billion (US$133.6 million based on an exchange rate of Ps.20.58 to US$1 on December 31, 2021), respectively, had fair values of US$1,585 and US$1,398, respectively, and are presented as part of the financial assets in the consolidated statement of financial position. As of December 31, 2022 and 2021 the effect allocated in OCI in relation to the interest rate caps amounts to US$109 and US$365, respectively.

For the years ended December 31, 2022 , 2021 and 2020 the amortization of the intrinsic value of the cap was US$161, US$69 and US$78 respectively, recycled to the statement of operations as part of the finance cost. During 2022 and 2021 there was no ineffective portion resulting from these hedging instruments.

Debt Sensitivity Analysis

The following sensitivity analysis considers the position exposed to variable interest rates.

The Interbank Equilibrium Interest Rate of the Banco de Mexico (TIIE) 28 days increased 505 bp in 2022, going from 5.72% to 10.77%. The Secured Overnight Financing Rate (SOFR) three months increased 450 bp in 2022 going from 0.09% to 4.59% SOFR one month increased 430 bp in 2022, going from 0.05% to 4.36%. In addition to the reference rate changes, if the interest rate had changed on an annual average in the magnitude shown, the impact on results would have been as shown below:

	Year ended December 31, 2022		Year ended December 31, 2021
	+ 100 BP	- 100 BP	+ 100 BP	- 100 BP

	(In thousands of U.S. dollars)
Banco Nacional de Comercio Exterior, S.N.C. (“Bancomext”)	961	(961)	1,751	(1,751)
Asset backed trust notes (“CEBUR”) (1)	1,320	(1,320)	867	(867)
Banco Sabadell S.A., Institución de Banca Múltiple (“Sabadell”)	49	(49)	91	(91)
Banco Santander México, S.A. y Banco Nacional de Comercio Exterior, S.N.C. (“Santander-Bancomext 2022”)	96	(96)	—	—
JSA International U.S. Holdings, LLC (PDP JSA)	88	(88)	—	—
GY Aviation Lease 1714 Co. Limited (PDP CDB)	38	(38)	—	—
Incline II B Shannon 18 Limited (PDP BBAM)	224	(224)	—	—
Oriental Leasing 6 Company Limited (PDP CMB)	19	(19)	—	—
Banco Actinver S.A., Institución de banca múltiple (“Actinver”)	6	(6)	—	—
Total	2,801	(2,801)	2,709	(2,709)

(1) Every Trust Note (CEBUR) issuance has a 10% CAP on TIIE 28 to limit interest payments to increasing rates.

d)  Liquidity risk

Liquidity risk represents the risk that the Company has insufficient funds to meet its obligations.Because of the cyclical nature of the business, the operations, and its investment and financing needs related to the acquisition of new aircraft and renewal of its fleet, the Company requires liquid funds to meet its obligations.

The Company attempts to manage its cash and cash equivalents and its financial assets, relating the term of investments with those of its obligations. Its policy is that the average term of its investments may not exceed the average term of its obligations. This cash and cash equivalents position is invested in highly liquid short-term instruments through financial entities.

The Company has future obligations related to maturities of bank borrowings, lease liabilities and derivative contracts. The Company’s exposure outside consolidated statements of financial position represents the future obligations related to aircraft purchase contracts. The Company concluded that it has a low concentration of risk since it has access to alternate sources of funding.

The company has debts related to the Pre-delivery payments, which are settled with the reimbursement of the Pre-delivery payments when the sale and leaseback transaction is carried out (Note 25).

As of December 31, 2022, our cash, cash equivalents and restricted cash were US$711,853.

The table below presents the Company’s contractual principal payments required on its financial liabilities and the derivative financial instruments fair value:

	December 31, 2022
		Within one	One to five
		year	years		Total
Interest-bearing borrowings:
Pre-delivery payments facilities (Note 5)	US$	62,209	US$	75,698	US$	137,907
Asset backed trust note (“CEBUR”) (Note 5)		30,128		86,082		116,210
Working Capital Facilities (Note 5)		18,077		—		18,077

Lease liabilities:
Aircraft, engines, land and buildings leases		335,620		2,373,103		2,708,723
Aircraft and engine lease return obligation		5,012		244,454		249,466
Total	US$	451,046	US$	2,779,337	US$	3,230,383

	December 31, 2021
	Within one		One to five
	year		years		Total
Interest-bearing borrowings:
Pre-delivery payments facilities (Note 5)	US$	171,771	US$	—	US$	171,771
Asset backed trust note (“CEBUR”) (Note 5)		24,291		109,311		133,602

Lease liabilities:
Aircraft, engines, land and buildings leases		283,843		2,128,294		2,412,137
Aircraft and engine lease return obligation		21,949		166,930		188,879
Total	US$	501,854	US$	2,404,535	US$	2,906,389

e)  Credit risk

Credit risk is the risk that any counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Company is exposed to credit risk from its operating activities (primarily for trade receivables) and from its financing activities, including deposits with banks and financial institutions, foreign exchange transactions and other financial instruments including derivatives.

Financial instruments that expose the Company to credit risk involve mainly cash equivalents and accounts receivable. Credit risk on cash equivalents relate to amounts invested with financial institutions.

Credit risk on accounts receivable relates primarily to amounts receivable from the international credit card companies. The Company has a high receivable turnover; hence management believes credit risk is minimal due to the nature of its businesses, which have a large portion of their sales settled in credit cards.

The credit risk on liquid funds and derivative financial instruments is evaluated by management as limited because the counterparties are banks with high credit-ratings assigned by international credit-rating agencies.

Some of the outstanding derivative financial instruments expose the Company to credit loss in the event of non-performance by the counterparties to the agreements. However, the Company does not expect any of its counterparties to fail to meet their obligations. The amount of such credit exposure is generally the unrealized gain, if any, in such contracts.

To manage credit risk, the Company selects counterparties based on credit assessments, limits overall exposure to any single counterparty and monitors the market position with each counterparty. The Company does not purchase or hold derivative financial instruments for trading purposes.

As of December 31, 2022, the Company concluded that its credit risk related to its outstanding derivative financial instruments is low, since it has no significant concentration with any single counterparty and it only enters into derivative financial instruments with banks with investment grade assigned by international credit-rating agencies.

f)  Capital management

Management believes that the resources available to the Company are enough for its present requirements and will be sufficient to meet its anticipated requirements for capital expenditures and other cash requirements for the next fiscal year. The primary objective of the Company’s capital management is to ensure that it maintains healthy capital ratios to support its business and maximize the shareholder’s value. No changes were made in the objectives, policies or processes for managing capital during the years ended December 31, 2022 and 2021. The Company is not subject to any externally imposed capital requirement, other than the legal reserve (Note 19).

As part of the management strategies related to acquisition of its aircrafts (pre-delivery payments), the Company pays the associated short-term obligations by entering into sale-leaseback agreements, whereby an aircraft is sold to a lessor upon delivery (Note 5b).